Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Focused Absolute Value Fund

Supplement dated June 21, 2022 to the Prospectus and Statement of Additional Information, each dated March 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG River Road Focused Absolute Value Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, i) Thomas S. Forsha no longer serves as a portfolio manager of the Fund, ii) J. Alex Brown is designated as a portfolio manager of the Fund, and iii) R. Andrew Beck and J. Alex Brown serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective immediately, all references to and information relating to Mr. Forsha as a portfolio manager of the Fund in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Beck and Brown.

In addition, effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG River Road Focused Absolute Value Fund” titled “Portfolio Management – Portfolio Managers” on page 10 is deleted and replaced with the following:

Portfolio Managers

R. Andrew Beck

Chief Executive Officer of River Road;

Portfolio Manager of the Fund since November 2015.

J. Alex Brown

Chief Investment Officer of River Road;

Portfolio Manager of the Fund since June 2022.

The second row of the section under “Additional Information About the Funds – Fund Management” titled “Portfolio Management – AMG River Road Focused Absolute Value Fund” on page 46 is deleted and replaced with the following:

J. Alex Brown	Portfolio Manager of the Fund since June 2022. Mr. Brown serves as Chief Investment Officer of River Road. In his role, he maintains director of research responsibilities, managing and enhancing the research efforts of River Road’s investment team. Additionally, he is a supervising portfolio manager for River Road’s Focused Absolute Value® portfolios. Mr. Brown holds equity in the firm and serves as a non-voting member of the Executive Committee, River Road’s governing body. Prior to joining River Road in 2010, Mr. Brown served at Wachovia Capital Markets Consumer & Retail Investment Banking group, where he worked across a range of corporate and financial sponsor clients. Mr. Brown began his career in the United States Air Force, where he served as a Captain. Mr. Brown graduated as a Distinguished Graduate from the United States Air Force Academy with a B.S. in Operations Research and earned an M.B.A. from Harvard Business School.

In addition, effective immediately, the SAI is revised as follows:

The second sentence of the second paragraph of the section titled “Management of the Funds – Portfolio Managers of the Funds” titled “AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund” on page 96 is deleted and replaced with the following: “R. Andrew Beck and J. Alex Brown are the portfolio managers jointly and primarily responsible for the day-to-day management of the Focused Absolute Value Fund.”

The section under “Management of the Funds – Portfolio Managers of the Funds – AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund” titled “Other Accounts Managed by the Portfolio Managers” beginning on page 96 is supplemented by adding the following information for Mr. Brown, which is as of May 31, 2022:

Portfolio Manager: J. Alex Brown
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$565.05	None	$0
Other Accounts	15	$1,034.82	None	$0

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund” titled “Portfolio Managers’ Ownership of Fund Shares” on page 100, the following information is added for Mr. Brown, which is as of May 31, 2022:

Focused Absolute Value Fund

Mr. Brown: $100,001 to $500,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE